UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2019

KURA SUSHI USA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39012	26-3808434
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17932 Sky Park Circle, Suite H Irvine, California 92614	92614
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 748-1786

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	KRUS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 5, 2019, Kura Sushi USA, Inc. (the “Company”) closed its initial public offering (“IPO”) of 3,335,000 shares of the Company’s Class A common stock, $0.001 par value per share (the “Class A Common Stock”), at an offering price of $14.00 per share, pursuant to the Company’s registration statement on Form S-1 (File No. 333-232551), as amended (the “Registration Statement”), which included the full exercise of the underwriters’ option to purchase up to an additional 435,000 shares of Class A Common Stock as part of the IPO.

Shared Services Agreement

On August 5, 2019, in connection with the closing of the IPO, the Company entered into a Shared Services Agreement with Kura Sushi, Inc. (“Kura Japan”) pursuant to which Kura Japan will provide the Company with certain strategic, operational and other support services, including assigning certain employees to work for the Company as expatriates to provide support to the Company’s operations, sending its employees to the Company on a short-term basis to provide support for the opening of new restaurants or renovation of existing restaurants, and providing the Company with certain supplies, parts and equipment for use in the Company’s restaurants. In addition, the Company has agreed to continue to provide Kura Japan with certain translational support services and market research analyses. In exchange for such services, supplies, parts and equipment, the parties will pay fees to each other as set forth under the Shared Services Agreement. The Shared Services Agreement may be modified or supplemented to include additional services under terms and conditions to be mutually agreed upon in good faith by the parties. The fees for additional services shall be mutually agreed upon by the parties.

The foregoing is only a summary of the material terms of the Shared Services Agreement and does not purport to be complete, and is qualified in its entirety by reference to the Shared Services Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

Amended and Restated Exclusive License Agreement

On August 5, 2019, in connection with the closing of the IPO, the Company entered into an Amended and Restated Exclusive License Agreement (the “License Agreement”) with Kura Japan. Pursuant to the License Agreement, the Company will pay Kura Japan a royalty fee of 0.5% of the Company’s net sales in exchange for an exclusive, royalty-bearing license for use of certain of Kura Japan’s intellectual property rights, including, but not limited to, Kura Japan’s trademarks “Kura Sushi” and “Kura Revolving Sushi Bar,” and patents for a food management system and the Mr. Fresh protective dome, among other intellectual property rights necessary to continue operation of the Company’s restaurants.

The foregoing is only a summary of the material terms of the License Agreement and does not purport to be complete, and is qualified in its entirety by reference to the License Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director

Effective upon the completion of the IPO on August 5, 2019, the Company appointed Shintaro Asako as a member of the Company’s Board of Directors (the “Board”). In connection with his appointment, Mr. Asako was also appointed to serve as a member of each of the Compensation Committee and Audit Committee of the Board. The Board has determined that Mr. Asako meets the definition of an “independent director” for the purposes of serving on an Audit Committee under applicable Securities and Exchange Commission and Nasdaq Stock Market rules and qualifies as an “audit committee financial expert,” as such term is defined in Item 407 of Regulation S-K.

In connection with his appointment, Mr. Asako and the Company entered into the Company’s standard indemnification agreement, the form of which was previously filed with the Company’s Registration Statement. There is no other material Company plan, contract or arrangement in which Mr. Asako will participate in connection with his appointments. There are no arrangements or understandings between Mr. Asako and any other person pursuant to which Mr. Asako was selected as a director of the Company, and there is no family relationship between Mr. Asako and any of the Company’s other directors or executive officers. There are also no related party transactions between either of Mr. Asako and the Company that are required to be reported pursuant to Item 404(a) of Regulation S-K.

Compensatory Arrangements of Certain Officers

As previously described in the Company’s Registration Statement, upon completion of the IPO on August 5, 2019, the Company entered into employment agreements with each of Hajime Uba (in his position as Chairman of the Board, President and Chief Executive Officer of the Company), Koji Shinohara (in his position as Chief Financial Officer, Treasurer, Secretary and Chief Compliance Officer of the Company) and Manabu Kamei (in his position as the Chief Operating Officer of the Company) (collectively, the “Employment Agreements”).

Pursuant to the Employment Agreements, Messrs. Uba, Shinohara and Kamei will be entitled to initial base salaries of $340,000, $240,000, and $220,000, respectively. In addition, Messrs. Uba, Shinohara and Kamei will be eligible to receive annual performance-based cash bonuses, the amount and terms of which shall be in the discretion of the Compensation Committee of the Board. Messrs. Uba, Shinohara and Kamei will also be eligible to receive equity awards, the form and terms of which will be determined by the Board or the Compensation Committee of the Board in their discretion.

The foregoing description of the Employment Agreements is qualified in its entirety by reference to the full texts of the Employment Agreements, which are filed as Exhibits 10.3, 10.4 and 10.5 hereto, each of which is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Certificate of Incorporation

Prior to the closing of the IPO, the Company amended and restated its Certificate of Incorporation (as amended and restated, the “Certificate of Incorporation”), which was filed with the Secretary of State of the State of Delaware on July 30, 2019. A description of the Certificate of Incorporation is contained in the section of the Registration Statement entitled “Description of Capital Stock” and is incorporated herein by reference.

The foregoing description and the description contained in the Registration Statement are qualified in their entirety by reference to the full text of the Certificate of Incorporation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Amended and Restated Bylaws

Effective immediately prior to the closing of the IPO on August 5, 2019, the Company amended and restated its Bylaws (as amended and restated, the “Bylaws”). A description of the Bylaws is contained in the section of the Registration Statement entitled “Description of Capital Stock” and is incorporated herein by reference.

The foregoing description and the description contained in the Registration Statement are qualified in their entirety by reference to the full text of the Bylaws, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Item 8.01 Other Events.

On August 5, 2019, the Company issued a press release announcing the closing of the IPO. A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Kura Sushi USA, Inc.

3.2	Amended and Restated Bylaws of Kura Sushi USA, Inc.

10.1	Shared Services Agreement, dated August 5, 2019, between the Kura Sushi USA, Inc. and Kura Sushi, Inc.

10.2	Amended and Restated Exclusive License Agreement, dated August 5, 2019, between the Kura Sushi USA, Inc. and Kura Sushi, Inc.

10.3	Employment Agreement, dated August 5, 2019, between the Kura Sushi USA, Inc. and Hajime Uba

10.4	Employment Agreement, dated August 5, 2019, between the Kura Sushi USA, Inc. and Koji Shinohara

10.5	Employment Agreement, dated August 5, 2019, between the Kura Sushi USA, Inc. and Manabu Kamei

99.1	Press Release dated August 5, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KURA SUSHI USA, INC.

Date: August 5, 2019	By:	/s/ Hajime Uba
Name: Hajime Uba
Title: Chairman, President and CEO